UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C

INFORMATION STATEMENT PURSUANT TO SECTION 14(C)

OF THE SECURITIES EXCHANGE ACT OF 1934

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☒	Preliminary Information Statement

☐	Confidential, for use of the Commission Only (as permitted by Rule 14c-5(d)(2))

☐	Definitive Information Statement

CYBER APPS WORLD INC.
(Name of Registrant as Specified in its Charter)

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CYBER APPS WORLD INC.

VIA TOMASO RODARI, 6

LUGANO, SWITZERLAND 6900

NOTICE OF STOCKHOLDER ACTION BY WRITTEN CONSENT

Dear Stockholders:

The purpose of this letter is to inform you that Zenith Energy Ltd. (the “Majority Voting Stockholder”), the holder of a majority of the voting rights of Cyber Apps World Inc., a Nevada corporation (“we,” “us,” “our” or the “Company”), through its ownership of all 100,000 issued and outstanding shares of the Company’s Series A Super Voting Preferred Stock (the “Series A Preferred Shares”), pursuant to a written consent in lieu of a meeting of stockholders in accordance with the Nevada General Corporation Law (“NGCL”), approved and authorized an amendment to the Company’s Articles of Incorporation to change the Company’s corporate name to “Leopard Energy, Inc.” (the “Name Change Amendment”).

The change in the Company’s corporate name will become effective upon the filing of the Name Change Amendment with the Secretary of State of the State of Nevada, which will not be less than twenty (20) days after the mailing of this Notice and the accompanying Information Statement to stockholders.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

The accompanying Information Statement, which describes the above corporate action in more detail, is being furnished to our stockholders for informational purposes only pursuant to Section 14(c) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations prescribed thereunder and notice of the action by written consent in lieu of a meeting of the Majority Voting Stockholder pursuant to the NGCL. Pursuant to Rule 14c-2 under the Exchange Act, the corporate action will not be effective until at least twenty (20) calendar days after the mailing of the Information Statement to our stockholders.

I encourage you to read the enclosed Information Statement, which is being provided to all of our stockholders. It describes the corporate actions taken in detail.

Sincerely,

/s/ Luca Benedetto
Luca Benedetto President and Treasurer

Dated: December                 , 2023

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This Information Statement is dated December __, 2023 and is first being mailed to stockholders of record of Cyber Apps World Inc. on or about December , 2023.

CYBER APPS WORLD INC.

VIA TOMASO RODARI, 6

LUGANO, SWITZERLAND 6900

INFORMATION STATEMENT

PURSUANT TO SECTION 14(C)

OF THE SECURITIES EXCHANGE ACT OF 1934

AND RULE 14C-2 THEREUNDER

NO VOTE OR ACTION OF THE COMPANY’S STOCKHOLDERS

IS REQUIRED IN CONNECTION WITH THIS INFORMATION STATEMENT

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE

REQUESTED NOT TO SEND US A PROXY

We are distributing this Information Statement to stockholders of Cyber Apps World Inc., a Nevada corporation (“we,” “us,” “our,” or the “Company”) in full satisfaction of any notice requirements we may have under the Securities and Exchange Act of 1934, as amended (the “Exchange Act”) and the Nevada General Corporation Law (“NGCL”). No additional action will be undertaken by us with respect to the receipt of written consents, and no dissenters’ or appraisal rights under the NGCL are afforded to our stockholders as a result of the corporate action described in this Information Statement. The record date for determining the stockholders entitled to receive this Information Statement has been established as of the close of business on December 21, 2023 (the “Record Date”).

We will pay the expenses of furnishing this Information Statement to our stockholders, including the cost of preparing, assembling and mailing this Information Statement.

OUTSTANDING CAPITAL STOCK

As of the Record Date, we had issued and outstanding 1,272,917 shares of common stock, par value $0.001 per share and 100,000 shares of Series A Super Voting Preferred Stock, par value $0.001 per share (the “Series A Preferred Shares”), such shares constituting all of the Company’s issued and outstanding common stock and preferred stock. Each Series A Preferred Share entitles the holder thereof to 10,0000 votes per share. The holders of Series A Preferred Shares vote together with the holders of the Company’s common stock as a single class on all matters presented to a vote of stockholders.

On December 15, 2023, the sole member of the Company’s Board of Directors (the “Board”) and Zenith Energy Ltd. (the “Majority Voting Stockholder”), the holder of a majority of the voting rights of the Company through its ownership of all 100,000 issued and outstanding Series A Preferred Shares, by joint written consent in lieu of a meeting, approved and authorized an amendment to the Company’s Articles of Incorporation to change the Company’s corporate name to “Leopard Energy, Inc.” (the “Name Change Amendment”).

DISSENTERS’ OR APPRAISAL RIGHTS

The corporate action described in this Information Statement will not afford stockholders the opportunity to dissent from the action described herein or to receive an agreed or judicially appraised value for their shares.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

To the Company’s knowledge, the following table sets forth information with respect to beneficial ownership of outstanding common stock and Series A Preferred Shares as of the Record Date, by:

•	each person known by the Company to beneficially own more than 5% of the outstanding shares of the Company’s common stock;

•	each of the Company’s executive officers;

•	each of Company’s directors; and

•	all of the Company’s executive officers and directors as a group.

Beneficial ownership is determined in accordance with Securities and Exchange Commission (“SEC”) rules and includes voting or investment power with respect to the securities as well as securities which the individual or group has the right to acquire within sixty (60) days of the original filing of this Information Statement. Unless otherwise indicated, the address for those listed below is c/o Cyber Apps World Inc., Via Tomaso Rodari 6, Lugano, Switzerland 6900. Except as indicated by footnote, the persons named in the table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them.

Name	Title	Shares	% of Class(1)	% of Voting Power(2)
Luca Benedetto(3)	President, Treasurer and Director	100,000	100.0%	99.87%
Ippolito Cattaneo	Secretary and Director	0	0.0%	0.0%
Dario Sodero(4)	Director	100,000	100.0%	99.87%
All officers and directors as a group (3 persons)		100,000	100.0%	99.87%
Other Stockholders Zenith Energy Ltd.		100,000	100.0%	99.87%

(1)

None of the Company’s officers and directors own any shares of common stock. To the Company’s knowledge, there is no 5% or greater holder of the Company’s common stock. The shares of stock referenced in this table are Series A Preferred Shares, all of which are held of record by the Majority Voting Stockholder.

(2)

Each Series A Preferred Share entitles the holder thereof to 10,000 votes per share. The Series A Preferred Shares vote together with the shares of the Company’s common stock as a single class on all matters presented to a vote of stockholders and accordingly, have the percentage of voting power set forth in the table.

(3)

Mr. Benedetto is Chief Financial Officer and a director of the Majority Voting Stockholder and accordingly, may be deemed to have shared voting and dispositive control over the Series A Preferred Shares.

(4)	Mr. Sodero is a director of the Majority Voting Stockholder and accordingly, may be deemed to have shared voting and dispositive control over the Series A Preferred Shares.

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FORWARD-LOOKING STATEMENTS MAY PROVE INACCURATE

This Information Statement contains forward-looking statements that involve risks and uncertainties. Such statements are based on current expectations, assumptions, estimates and projections about the Company and its industry. Forward-looking statements are subject to known and unknown risks, uncertainties and other factors that may cause actual results, levels of activity, performance, achievements and prospects to be materially different from those expressed or implied by such forward-looking statements. The Company undertakes no obligation to update publicly any forward-looking statements for any reason even if new information becomes available or other events occur in the future. The Company believes that such statements are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.

Actual outcomes are dependent upon many factors. Words such as “anticipates,” “believes,” “estimates,” “expects,” “hopes” “targets” or similar expressions are intended to identify forward-looking statements, which speak only as of the date of this Information Statement, and in the case of documents incorporated by reference, as of the date of those documents. The Company undertakes no obligation to update or release any revisions to any forward-looking statements or to report any events or circumstances after the date of this Information Statement or to reflect the occurrence of unanticipated events, except as required by law.

DESCRIPTION OF CORPORATE ACTION

AMENDMENT TO THE COMPANY’S ARTICLES OF INCORPORATION TO CHANGE THE COMPANY’S CORPORATE NAME TO “LEOPARD ENERGY, INC.”

On December 15, 2023, the Company’s Board of Directors and the Majority Voting Stockholder, by joint written consent in lieu of a meeting, approved and authorized the Name Change Amendment to change the Company’s corporate name to “Leopard Energy, Inc.”

The purpose of the Name Change Amendment is to better reflect the Company’s focus on expanding its business operations, including without limitation, exploring opportunities in the U.S. energy production sector.

AVAILABLE INFORMATION

We are subject to the information and reporting requirements of the Exchange Act and in accordance with the Exchange Act we file periodic reports, documents and other information with the SEC. Such reports. documents and other information may be viewed at the SEC’s website at www.sec.gov.

STOCKHOLDERS SHARING AN ADDRESS

The Company will deliver only one Information Statement to multiple stockholders sharing an address unless the Company has received contrary instructions from one or more of the stockholders. The Company undertakes to deliver promptly, upon written or oral request, a separate copy of the Information Statement to a stockholder at a shared address to which a single copy of the Information Statement is delivered. A stockholder can notify the Company that the stockholder wishes to receive a separate copy of the Information Statement by contacting the Company at the telephone number or address set forth above.

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